Rule 497(e)

File Nos. 33-73832/811-8268

Supplement dated June 20, 2007, to Prospectus dated April 30, 2007,

as supplemented May 21, 2007 (the “Prospectus”)

FOR SHAREHOLDERS OF FIRSTHAND HEALTH SCIENCES FUND

After a careful review of all options available for the continued operation of Firsthand Health Sciences Fund  (the “Fund”), the Board of Trustees has determined that the shareholders’ interests are best served  by an orderly liquidation of the Fund. The Board has set July 31, 2007, as the final liquidation date for the Fund, at which time proceeds of the liquidation will be distributed to shareholders. No new purchases of shares will be accepted effective immediately, but redemptions will be processed in the normal manner.